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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) December 27, 1999




                              TRANSMONTAIGNE INC.
                     ------------------------------------
            (Exact Name of Registrant as specified in its charter)


                                   Delaware
                     -------------------------------------
                (State or other jurisdiction of incorporation)

                       Commission File Number 001-11763

                          IRS Employer No. 06-1052062



                            370 Seventeenth Street
                                  Suite 2750
                               Denver, CO 80202
                     ------------------------------------
         (Address, including zip code of principal executive offices)

                                 303-626-8200
                     -------------------------------------
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

     On December 27, 1999, TransMontaigne Inc. issued the press release attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

               (c) Exhibits

                      Exhibit No.                       Description

                         99.1             Press Release dated December 27, 1999



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TransMontaigne Inc.,

                              By: /s/ Harold R. Logan, Jr.
                              ----------------------------
                              Harold R. Logan, Jr.
                              Executive Vice President

January 5, 2000

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